                                                                    Exhibit 99.2

                                                               September 8, 2003

                             SUBSCRIPTION AGREEMENT

         The undersigned Purchaser has (i) carefully read the Stock Purchase Agreement and Registration Rights Agreement attached hereto as Exhibits A and B, and (ii) completed this Subscription Agreement in full. The undersigned Purchaser, by signing below, hereby agrees, subject to the terms and conditions set forth or incorporated herein, and further subject to the acceptance by Nanophase Technologies Corporation (the "Company") of this Subscription Agreement, to purchase the number of shares (the "Shares") of the Company's common stock, $.01 par value per share, set forth below and a warrant to purchase the number of shares of the Company's common stock, $.01 par value per share set forth below (the "Warrant"), for the aggregate purchase price set forth below.

         The undersigned Purchaser hereby provides the following information to the Company:

                               General Information

         1.    Please provide the following information regarding the Purchaser:

                                              Number of     Number of          Total
                Name and Address               Shares       Warrants      Purchase Price
             Grace Brothers, Ltd.              453,001       453,001        $2,000,000
             1560 Sherman Avenue
             Suite 900
             Evanston, IL. 60201
             Attn: Bradford Whitmore
             Facsimile: (847) 733-0339

             For Notice Purposes, a copy
             shall be sent to

             Evelyn Arkebauer, Esq.
             Sachnoff & Weaver, Ltd.
             30 South Wacker Drive
             29th Floor
             Chicago, IL 60606-7484
             Facsimile (312) 207-6400


               Information Relating to the Registration Statement

         2. If different from the information provided above, please provide the number of shares of Common Stock beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange
               Act) by the Purchaser immediately after Closing. Explain the nature

Doc. No. 1260089                                   Subscription Agreement Page 1
               of such beneficial ownership, including shares of Common Stock not held of record by the Purchaser. Disclose the details of any rights to acquire shares.

                      2,079,193 shares of Common Stock
              ------------------------------------------------------------------

              __________________________________________________________________

         3. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates. If none, please state "Not Applicable."

                      See the undersigned Purchaser's most recently filed
                      Schedule 13G
              ------------------------------------------------------------------

              __________________________________________________________________

         4. The undersigned Purchaser hereby represents and warrants to the Company as follows:

               (a) The undersigned Purchaser has no present intention to engage in short sales or other hedging activity in relation to the Company's securities.

               (b) The undersigned Purchased is acquiring the Shares and Warrant in the ordinary course of business.

               (c) The undersigned Purchaser has no agreements or understandings, directly or indirectly, with any person or entity to distribute the Shares or Warrant.

               (d) The undersigned Purchaser does not share voting and/or investment control over the Company's securities with any person or entity (other than relationships disclosed in the Company's most recent proxy statement filed with the SEC or in any Schedule 13D filed with the SEC by the undersigned Purchaser).

         Please note that it is the Purchaser's obligation to advise the Company promptly if any of the foregoing information changes during the effectiveness of the Registration Statement (except due to sales of shares of Common Stock pursuant thereto).

         The undersigned, duly authorized and acting on behalf of the Purchaser named above, intending to be legally bound, hereby confirms the accuracy and completeness of the foregoing. By signing this Subscription Agreement, the undersigned, and the Company, shall also become parties to the Stock Purchase Agreement attached hereto and incorporated herein as Exhibit A and the Registration Rights Agreement attached hereto and incorporated herein as Exhibit B, and shall be legally bound hereby and thereby. This Subscription Agreement may be executed by facsimile in one or more counterparts.


                            Grace Brothers, Ltd.

                            By:   /s/ Bradford Whitmore
                               -----------------------------------------
                               Name:      Bradford Whitmore
                               Title:     General Partner

                                                   Subscription Agreement Page 2

         The Company hereby accepts this Subscription Agreement and agrees to sell the Shares and Warrant to the Purchaser upon the terms and condition set forth herein and in the Exhibits hereto that are incorporated herein.


                            Nanophase Technologies Corporation

                            By:   /s/ Joseph Cross
                               -----------------------------------------
                               Joseph Cross, CEO

                                                   Subscription Agreement Page 3

                                    EXHIBIT A

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of September 8, 2003 by and between NANOPHASE TECHNOLOGIES CORPORATION, a Delaware corporation located at 1319 Marquette Drive, Romeoville, Illinois (the "Company"), and each of the various purchasers (each, a "Purchaser", and collectively, the "Purchasers") identified on, and a party to, an executed copy of the Subscription Agreement to which this Agreement is an Exhibit (the "Subscription Agreement").

                                    SECTION 1

                              Sale of Common Stock

         Subject to the terms and conditions hereof, the Company has offered, and will issue and sell (the "Offering") to the Purchasers and the Purchasers will buy from the Company a total of up to 453,001 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") for the purchase price of $4.415 per share, with each Purchaser purchasing the number of shares of Common Stock for the aggregate cash purchase price indicated on the Subscription Agreement. The shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Shares." This Agreement and each Purchaser's obligation hereunder are not conditioned on the sale of any minimum number of Shares.

         As an inducement for the Purchasers to purchase the Shares, subject to the terms and conditions hereof, the Company will issue to each Purchaser a warrant to purchase a number of shares of Common Stock equal to the number of shares of Common Stock purchased by each Purchaser herein (a "Warrant") at an exercise price of $4.415 for a term of twelve (12) months. Each Warrant will be issued in substantially the form attached hereto as Appendix 1.

         The Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants ("Warrant Shares", and collectively with the Shares and the Warrants, the "Securities") will be offered and sold without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D thereunder.

         The Purchasers (and any subsequent permitted transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the date hereof (attached to the Subscription Agreement as Exhibit B, the "Registration Rights Agreement"), by and among the Company and the Purchasers. Pursuant to the Registration Rights Agreement, the Company will file with the Securities and Exchange Commission (the "SEC" or the "Commission") a shelf registration statement on Form S-3 pursuant to SEC Rule 415 (the "Registration Statement") under the Securities Act relating to the resale of the Shares and the Warrant Shares by the Purchasers. The Company shall use its commercially reasonable best efforts to cause such Registration Statement to be declared effective within six months of the Closing and to be maintained effective until the earlier of (i) the date on which all Securities have been resold under such Registration Statement and (ii) the date on which all Registrable Securities (as defined in the Registration Rights Agreement) may be resold without restriction or limitation.

Doc. No. 1260089                                                      SPA Page 1

                                    SECTION 2

                                Closing; Delivery

         2.1. Closing. The closing of the purchase and sale of the Shares and Warrants hereunder (the "Closing") shall be held at the Chicago offices of Wildman, Harrold, Allen & Dixon, counsel to the Company, or at such other place upon which the Company and the Purchasers shall agree. The Closing shall occur simultaneously with or immediately after the execution and delivery of this Agreement by the Purchasers and the Company, or on such later date as the Company and the Purchasers may agree.

         2.2. Delivery. At the Closing, or within a reasonable period of time thereafter, the Company will deliver to each Purchaser (i) a certificate, registered in the name of such Purchaser for the number of Shares to be purchased by such Purchaser against payment of the purchase price therefor by wire transfer per the Company's wiring instructions and (ii) a Warrant. If, at the time of Closing, the Shares are eligible for clearance and settlement through The Depository Trust Company ("DTC"), then the Company may deliver the Shares to the Purchasers in book-entry form through DTC.

                                    SECTION 3

                  Representations and Warranties of the Company

         For purposes of this Agreement, a party will be deemed to have "knowledge" of a particular fact or other matter if any individual who is serving as an officer of such party is, or at any time was, actually aware of such fact or other matter; provided, however, that, in the case of the Company, the Company's knowledge with respect to Grace Brothers, Ltd. ("Grace Brothers"), shall be limited to facts and other matters included in Grace Brothers' filings with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), public announcements or notices to the Company.

         The Company represents, warrants and covenants to the Purchasers as follows:

         3.1. Organization and Standing; Articles and By-Laws. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of its organization. The Company has the requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as now proposed to be conducted. The Company is qualified to do business as a foreign corporation in all jurisdictions where the ownership of its properties and assets and the conduct of its business requires such qualification, except where the failure to be so qualified will not have a material adverse effect on the business of the Company taken as a whole, as such business is now conducted or as now proposed to be conducted. The Company has furnished, or as soon as practicable, and in no event later than the day immediately prior to Closing, will furnish, to each of the Purchasers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation") and certified by the Secretary of State of the State of Delaware within the preceding 10 business days, and the Company's Bylaws, as in effect on the date hereof (the "Bylaws") certified by the Company's Secretary.

         3.2. Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and to execute and deliver the agreements set forth as Exhibits hereto (collectively with this Agreement, the "Agreements"), and at the Closing to sell and issue the Shares, the Warrants and the Warrant Shares as set forth in the Agreements, and to carry out and perform its obligations under the Agreements.

                                                                      SPA Page 2

         3.3. Subsidiaries. The Company has no subsidiaries, and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity.

         3.4. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 24,088 shares of Preferred Stock (the "Preferred Stock"). As of September 5, 2003, there were 15,254,943 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. No other shares of capital stock are issued and outstanding. As of September 5, 2003, there were options and warrants outstanding issued by the Company to purchase an aggregate of 2,113,349 shares of Common Stock. All of the outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable, and all such shares were issued in material compliance with all applicable federal and state securities laws, including available exemptions therefrom, and none of such issuances were made in violation of any pre-emptive or other rights. The Company has reserved (i) 1,582,849 shares of Common Stock for issuance pursuant to its Amended and Restated 1992 Stock Option Plan, (ii) 900,000 shares of Common Stock for issuance pursuant to its 2001 Equity Compensation Plan, (iii) zero shares of Common Stock for issuance upon exercise of existing outstanding warrants (other than the Warrants), and (iv) up to 453,001 shares of Common Stock for issuance upon exercise of the Warrants. Except as set forth above, there are no options, warrants or other rights (including conversion, pre-emptive or other rights) or agreements outstanding to purchase any of the Company's authorized and unissued capital stock.

         3.5. Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, and for the authorization, the sale, issuance and delivery of the Shares, the authorization, sale, issuance and delivery of the Warrants and the Warrant Shares and the performance of all of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements and Warrants have been duly executed and delivered by the Company, and constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and to general principles of equity and to limitations on the rights to indemnity and contribution that exist by virtue of public policy (the "Bankruptcy and Equity Exception"). The Shares and Warrant Shares, when issued pursuant to this Agreement or the Warrant, as applicable, will be validly issued, fully paid and nonassessable.

         3.6. Reports and Financial Statements. (a) The Company made available to the Purchasers prior to the execution of this Agreement a copy of the Company's Annual Report for the year ended December 31, 2002, the Company's Quarterly Reports on Form 10-Q that have been filed for all quarters ended since December 31, 2002, if any, the definitive proxy statement for the Company's 2003 annual meeting of stockholders, if filed with the Commission as of the date hereof, and any Current Reports on Form 8-K filed since December 31, 2002 (as such documents have since the time of their filing been amended or supplemented) together with all reports, documents and information hereafter filed with the SEC, including all information incorporated therein by reference, (collectively, the "SEC Reports"). The SEC Reports (a) complied and will comply as to form in all material respects with the requirements of the Securities Act and Exchange Act, and (b) did not contain and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto), if any, included in the SEC Reports complied and will comply as to form in all material respects with the SEC's rules and regulations with respect thereto), were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly present (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit

                                                                      SPA Page 3
adjustments not material and to the absence of footnotes) the financial position and shareholders' equity of the Company as of the respective dates thereof and the consolidated earnings and cash flows for the respective periods then ended.

         (b) The Company has a duly constituted audit committee of its Board of Directors (the "Audit Committee"), all of whose members are "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc. and such committee has operated in accordance with applicable law and regulations, the requirements of the Nasdaq National Market ("Nasdaq"). The Company's independent public accountants have reviewed each interim financial statement in accordance with the requirements of applicable federal securities laws, the Audit Committee's charter, the Commission's rules and regulations and the applicable rules of Nasdaq. The Company has received no communications from its independent public accountants that the independent public accountants are considering or are likely to consider issuing any report other than a clean, unqualified opinion as to the Company's audited financial statements or have raised any unresolved issues with respect to any of the Company's interim financial statements.

         3.7.  RESERVED

         3.8. No Integration. Neither the Company nor, to the Company's knowledge, its affiliates (as defined in Rule 501(b) under the Securities Act) ("Affiliates") has, directly or through any agent, during the six month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Securities to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

         3.9. No Public Offering. Neither the Company nor, to the Company's knowledge, its Affiliates has engaged, in connection with the offering of the Shares, the Warrants or the Warrant Shares, (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, (ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) in any action which would violate applicable state securities, or "blue sky," laws, or in any directed selling efforts within the meaning of SEC Regulation S.

         3.10. Conformity of Descriptions. The Shares conform in all material respects to the descriptions contained in the Company's SEC Reports and other filings with the SEC.

         3.11. No Material Adverse Changes. Except as disclosed on Schedule 3.11 or in the SEC Reports filed not less than five (5) business days prior to the date hereof, there has been no (i) material adverse change in the business, results of operations, shareholders' equity, cash flows, financial condition of the Company taken as a whole, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), or (ii) dividend or distribution of any kind declared, paid or made by the Company on any shares of its capital stock.

         3.12. No Conflicts. The execution, delivery and performance of the Agreements and the Warrants, the issuance and delivery of the Shares, the Warrants and Warrant Shares by the Company and the consummation by the Company of the transactions contemplated herein and in the other Agreements do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (whether evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected or (iii) result in a violation of any

                                                                      SPA Page 4
law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market, system or exchange on which the Common Stock is traded, quoted or listed), or by which any assets of the Company is bound or affected.

         3.13. Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration ("Consents") with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency ("Governmental Authorities"), or other Person in connection with the execution, delivery and performance by the Company of the Agreements, other than (i) the filing of the Registration Statement with the Commission in accordance with the Registration Rights Agreement, (ii) the application(s) or any letter(s) acceptable to Nasdaq for the listing or quoting of the Shares on Nasdaq (and with any other national securities exchange or market on which the Common Stock is then traded, listed or quoted), and the notice, if any, required by Nasdaq Rule 4310 which has been filed as shown in Schedule 3.13, (iii) any filings, notices or registrations under applicable state securities laws, (iv) the disclosure requirements of the Exchange Act, and the disclosure requirements of
Item 701 of SEC Regulation S-K, and (v) filing a Form D and a Form 8-K with the Commission (collectively, the "Required Approvals").

         3.14. Proceedings. Except as described in the SEC Reports, there is no action, suit, hearing, claim, notice of violation, arbitration or other proceeding, hearing or investigation (each, a "Proceeding") pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its assets before or by any Governmental Authority or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of any of the Agreements, (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect, or (iii) if adversely decided, could reasonably be expected to have a material adverse effect on or delay the issuance of the Securities, or the consummation of the transactions contemplated by the Agreement.

         3.15. No Default or Violation. Except for those that would not, individually or in the aggregate, result in a Material Adverse Effect, the Company is not in (i) default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which the Company of its assets or properties is bound, or (ii) violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any arbitrator or Governmental Authority applicable to it. The Company is not in default under, or in violation of, its certificate of incorporation, bylaws or other organizational documents or in default under or in violation of any of the listing or, quotation requirements of Nasdaq as in effect on the date hereof and the Company is not aware of any facts which would reasonably lead to delisting or suspension of trading in the Common Stock by Nasdaq in the foreseeable future. The business of the Company is not being conducted, and the Company presently has no plans to conduct its business, in violation of any law, statute, ordinance, rule or regulation of any Governmental Authority, except where such violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect. The Company is not in breach of any agreement where such breach, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

         3.16. Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by the Agreements have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank, and the Company shall indemnify and hold harmless the Purchasers from and against any such claims.

         3.17. Listing Compliance. The principal market on which the Common Stock is currently traded is Nasdaq. Except as disclosed on Schedule 3.17, the Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or

                                                                      SPA Page 5
trading facility on which the Common Stock is or has been traded or listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of any such market, exchange or trading facility. After giving effect to the transactions contemplated by the Agreements, the Company is and will be in compliance with all such maintenance requirements.

         3.18. Intellectual Property Rights. Except as disclosed on Schedule 3.18, the Company owns or possesses adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are necessary for use in connection with its business as now conducted and as described in the SEC Reports. The Company has no knowledge that it has infringed, and the Company is not infringing on, any of the Intellectual Property Rights of any Person. Except as disclosed in the Company's SEC Reports, there is no Proceeding which is pending, or to the Company's knowledge, is threatened against, the Company regarding the infringement of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

         3.19. Registration Rights; Rights of Participation. Except as described on Schedule 3.19, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority which have not been satisfied, and (ii) no Person, including current or former shareholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Agreements or to require that the Company include any such securities in the registration of Shares and Warrant Shares as contemplated herein.

         3.20. Title. Except as disclosed on Schedule 3.20, the Company has good and marketable title in fee simple to all property owned by it, in each case free and clear of all security interests, liens, pledges or negative pledges, charges, encumbrances, mortgages, hypothecations, adverse claims or equities (each, a "Lien"), except for Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any properties held or used under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company.

         3.21. Permits. The Company possesses all certificates, authorizations, licenses, easements, consents, approvals, orders, permits and approvals ("Permits") necessary to own, lease and operate its properties and to conduct their businesses as currently conducted except where the failure to possess such Permits is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect ("Material Permits"), and there is no Proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. The Company has fulfilled and performed all of the material obligations with respect to such Permits, and no event or change in condition has occurred which allows, or which upon notice, the lapse of time or both would allow, the revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permits, except for failures which would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not in conflict with, in default under or in violation of any Material Permit.

         3.22. Insurance. The Company and its respective properties are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management believes is prudent and customary in the business in which the Company is engaged. Except as disclosed

                                                                      SPA Page 6
on Schedule 3.22, the Company has no reason to believe that it will not be able to renew such existing insurance policies as and when such coverage expires or to obtain similar coverage from similar insurers, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, cash flows, business or business prospects of the Company taken as a whole.

         3.23. Investment Company. The Company is not (i) an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), or
(ii) a "public utility holding company" or a company "controlled by" a "public utility holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended (the "PUHC Act") and the SEC's rules and regulations under each of such Acts.

         3.24. No Stabilization. Neither the Company nor, to the Company's knowledge, any of its directors, officers, or controlling persons has taken or will take, directly or indirectly, any action designed to, or which might reasonably be expected to cause or result in, or which has constituted, under the Exchange Act, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         3.25. Labor. No strike, labor problem, dispute, slowdown, work stoppage or disturbance with the employees of the Company exists or, to the knowledge of the Company, is threatened.

         3.26. Stock and Other Plans. Other than as disclosed in the SEC Reports, the Company does not have any profit sharing, deferred compensation, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities or to share in the profits of the Company which is material to the Company, taken as a whole.

         3.27. Solvency. The Company is, and immediately after the Closing will be, Solvent. As used herein, the term "Solvent" means, with respect to a particular date, that on such date, (i) the fair market value of the assets of the Company exceeds their respective liabilities (including, without limitation, stated liabilities and contingent liabilities), and (ii) the Company can pay its debts as they come due or mature. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy, insolvency, debtor relief, reorganization or similar law, nor does the Company have any knowledge or reason to believe that creditors of the Company have initiated or intend to initiate involuntary bankruptcy or similar proceedings.

         3.28. Environmental. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (ii) the Company has made all filings and provided all notices required under all applicable Environmental Laws, and has, and is in compliance with, all permits required under any applicable Environmental Laws, each of which is in full force and effect, (iii)
(a) there are no pending Proceedings with respect to any Environmental Laws affecting the Company, (b) the Company has not received any demand, claim or notice of violation of any Environmental Laws and (c) to the knowledge of the Company, there is no Proceeding, notice or demand letter or request for information threatened against the Company under any Environmental Law, (iv) no Lien or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company, (v) the Company has not received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (vi) no property or facility of the Company (a) is listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or (b) is listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                                                                      SPA Page 7

         For purposes of this Agreement, "Environmental Laws" means all applicable federal, provincial, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution, protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and
(iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom. The term "Hazardous Material" means (a) any "hazardous substance," as defined in the Comprehensive Environmental Response, the Resource Conservation and Recovery Act, as amended, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

         3.29. ERISA. The Company has not incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan ("Plans") which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company makes or ever has made a contribution and which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. With respect to such Plans, the Company is in compliance in all respects with all applicable provisions of ERISA and have performed all their respective obligations under such Plans, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         3.30. Form S-3 Eligibility. In relation to the resale of the Shares and the Warrant Shares by the Purchasers, the Company (i) meets the requirements for use of SEC Form S-3 under the Securities Act and (ii) is eligible for filing and maintaining a registration statement on Form S-3.

         3.31. Taxes. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are shown or determined to be due on such returns, reports and declarations or otherwise, except those being contested in good faith and for which adequate reserves are shown in the Company's SEC Reports. There are no unpaid taxes in any material amount claimed to be due from the Company by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                                    SECTION 4

                            Covenants of the Company

         The Company hereby covenants with the Purchasers as follows:

         4.1. Notification of Certain Events. From the date hereof until the Closing, the Company will immediately notify each Purchaser, and confirm such notice in writing, of (i) any filing made by the Company relating to the Offering with Nasdaq or any securities exchange or the SEC or other securities regulator in the United States or any other jurisdiction, and (ii) subject to the agreement of each of the Purchasers to maintain such information in confidence, any material changes in or affecting the financial condition, earnings, cash flows, shareholders' equity, business or business prospects of the Company and its subsidiaries taken as a whole.

                                                                      SPA Page 8

         4.2. Offering Limitations. None of the Company or, to the Company's knowledge, any of its Affiliates will solicit any offer to buy or offer to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) in any manner involving a public offering (within the meaning of Section 4(2) of the Securities Act) prior to the effective date ("Effective Date") of the Registration Statement.

         4.3.  RESERVED

         4.4. Disclosures. The Company, promptly following the Closing will (i) issue a press release announcing the sale of the Securities, and (ii) file such press release and other appropriate information with the SEC on a Form 8-K. The Company shall, immediately following the filing of the Registration Statement on Form S-3 pursuant to the Registration Rights Agreement, (i) issue such press releases and make such filings under the Exchange Act, including, without limitation, the filing of Form 8-K, to disclose the sale of the Shares and the filing of the Registration Statement on Form S-3 pursuant to the Registration Rights Agreement and (ii) include in the filing of its next Form 10-Q or Form 10-K, as applicable, appropriate disclosures relating to the sale of the Shares and the filing of such Registration Statement on Form S-3, including, without limitation, the disclosure required by Item 701 of Regulation S-K. The Company shall, from and after the Closing through the period that the Registration Statement is required to be maintained, timely file all SEC Reports, comply with all requirements under the Exchange Act, continue to list the Shares on Nasdaq or a national securities exchange, and otherwise comply with the requirements of Sections 3.6, 3.13 and 3.30 hereof, which are incorporated herein.

         4.5. Reservation of Common Stock. At all times through the expiration date of the Warrants, the Company covenants and agrees to reserve sufficient shares of Common Stock for issuance upon exercise of the outstanding Warrants.

         4.6. Use of Proceeds. The Company will use the proceeds from the sale of the Shares and the Warrants for general working capital purposes.

         4.7. Adjustments in relation to More Favorable Terms. If, at any time during the twelve months following the Closing, the Company issues and sells any shares of capital stock (or debt or equity securities convertible into shares of capital stock) (a "Financing Transaction") on pricing terms more favorable to the purchasers in such Financing Transaction than the terms contained herein, the Company shall take such steps as may be reasonably necessary to give the Purchasers the benefit of such more favorable pricing terms on the Shares and Warrants purchased hereunder. Such benefit shall be conferred by issuing additional Shares to the Purchasers and/or increasing the number Warrant Shares issuable upon exercise of the Warrants, as applicable; provided, however, that the maximum number of Shares (a) purchased pursuant to this Agreement, (b) issuable upon exercise of the Warrants, and (c) issued pursuant to this Section
4.7 will not in the aggregate exceed 19.99% of the outstanding shares of the Company as of the date hereof. For the avoidance of doubt, the parties acknowledge and agree that in no event will any portion of the purchase price paid hereunder be returned or refunded to any Purchaser on account of the application of this Section.

         The provision of Section 4.7 and Section 4.8 below shall not apply in relation to (i) any securities issued to the Company's officers, directors and consultants in consideration for services rendered or to be rendered whether pursuant to the Company's equity compensation plans or otherwise, (ii) securities issued in any merger, reorganization, recapitalization, and (iii) securities issued as a dividend or rights offering to the Company's stockholders.

                                                                      SPA Page 9

         4.8. Limitation on Additional Financings. For so long as Grace Brothers, Ltd. ("Grace") beneficially own at least 75% of the Shares purchased hereunder, during the period commencing at the Closing and ending on the first anniversary of the Closing, the Company will not, without the prior written approval of Grace (which consent shall not be unreasonably withheld) issue and sell any shares of capital stock (or debt or equity securities convertible into shares of capital stock) in a Financing Transaction to the extent that the aggregate consideration received by the Company through such Financing Transaction exceeds Eight Million Dollars ($8,000,000).

                                    SECTION 5

           Representations, Warranties and Covenants of the Purchasers

         Each Purchaser, severally and not jointly, hereby represents, warrants and covenants to the Company with respect to the purchase of the Shares by such Purchaser and issuance of the Warrants to such Purchaser as follows:

         5.1. Experience. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         5.2. Qualified Institutional Buyer. Such Purchaser is a "qualified institutional buyer," as defined in Rule 144A of the Securities Act, or an "accredited investor," as defined in SEC Regulation D promulgated pursuant to the Securities Act.

         5.3. Rule 144. Such Purchaser acknowledges that the Shares, the Warrants and the Warrant Shares must be held indefinitely unless subsequently registered for resale under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement, subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and fully paid for the security to be sold, the sale being effected through a "broker's transaction" or in a transaction directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

         5.4. Confidential Access to Information. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects. Pursuant to a confidentiality agreement, as contemplated by the SEC's Regulation FD, such Purchaser acknowledges that it has been provided access to material, non-public information and that the Purchaser will keep all such information confidential except to the extent it becomes public through no fault of the Purchaser. Further, the Purchaser acknowledges and understands the fact that the Company is seeking to effect the private placement of the Shares and the Warrants is material non-public information and disclosure of such information or use of such information by the Purchasers or anyone receiving such information from the Purchasers in connection with the purchase, sale or trade of the Company's securities (other than use by the Purchasers in acquiring the Shares and the Warrants), or any hedging, derivative or similar transactions or activities involving the Company's securities, is a violation of

                                                                     SPA Page 10
securities laws. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations, warranties and covenants contained herein or in the other Agreements. The Purchaser understands that its investment in the Shares, the Warrants and the Warrant Shares involves a high degree of risk.

         5.5. Organization; Authorization. The Purchaser is a corporation, a limited liability company or a partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority, to enter into and to consummate the transactions contemplated by the Agreements and otherwise to carry out its obligations under the Agreements. The purchase by such Purchaser of the Shares and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement, when executed and delivered by such Purchaser, will constitute a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception.

         5.6. Restrictive Legend. Such Purchaser understands that the certificates evidencing the Shares, and the Warrant Shares will bear the following legends:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES, OR "BLUE SKY," LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS."

         In addition, the Purchasers acknowledge that each certificate for Shares and Warrant Shares shall bear any additional legend required by any other applicable domestic or foreign securities or blue sky laws.

         The Company will direct its transfer agent and registrar to maintain stop transfer instructions on record for the Securities until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived consistent with the Securities Act and applicable domestic and foreign securities laws. Such stop transfer instructions will limit the method of sale of the Securities, consistent with Rule 144 or other available exemptions from registration under the Securities Act. Any transfers other than pursuant to a registration statement under the Securities Act will require an opinion of counsel reasonably satisfactory to the Company and its counsel prior to such transfers.

         5.7. No Governmental Review. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Shares, Warrants or Warrant Shares.

         5.8. Residency. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on the Subscription Agreement.

         5.9. Investment Intent. Such Purchaser is acquiring the Shares and the Warrants for investment for its own account, not as a nominee or agent, and not with the view to any distribution thereof. Such

                                                                     SPA Page 11

Purchaser understands and agrees that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act by reason of the exemption from the registration provisions of the Securities Act contained in Rule 506 of Regulation D and Section 4(2) of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations, warranties and covenants as expressed herein, which are being relied upon by the Company.

         5.10. Rights Agreement. Such Purchaser acknowledges that the Company has entered into a Rights Agreement, dated October 28, 1998 (as amended, the "Rights Agreement"), which Rights Agreement has been filed with the Commission as an exhibit to the Company's periodic reports. Such Purchaser is not, and at the time of Closing will not be, an Acquiring Person (as such term is defined in the Rights Agreement). In conjunction with the Offering, the Company shall cause the Rights Agreement to be amended to increase to 35% the threshold at which a person or entity becomes an "Acquiring Person" (as defined in the Rights Agreement).

         5.11. No Manipulation. Neither such Purchaser nor, to the Purchaser's knowledge, any of its directors, officers, managers, subsidiaries, controlling persons or other affiliates has taken, or presently plans to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, under the Exchange Act, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or Warrant Shares.

                                    SECTION 6

                 Conditions to Purchasers' Obligations to Close

         The obligations of each Purchaser to purchase the Shares and Warrants at the Closing is subject to the fulfillment of the following conditions, any of which may be waived by a Purchaser:

         6.1. Representations and Warranties Correct. The representations and warranties made by the Company herein shall be true and correct in all material respects as of the date when made and as of the Closing.

         6.2. Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

         6.3. No Injunction. No statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any Governmental Authority of competent jurisdiction which restricts, prohibits or threatens to restrict or prohibit the consummation of any of the transactions contemplated by the Agreements.

         6.4. No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been restricted or suspended by the Commission, Nasdaq or any other market or exchange where such Common Stock is traded (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

         6.5. Listing of Common Stock. As soon as possible after the Closing, and in connection with the filing of the Registration Statement, the Shares and Warrant Shares shall have been listed for trading or quotation on Nasdaq.

                                                                     SPA Page 12

         6.6. Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or latest Current Report on Form 8-K,whichever is more recent, last filed prior to the date of this Agreement, no event which has had or could reasonably be expected to have a Material Adverse Effect shall have occurred.

         6.7. Litigation. Except as set forth on Schedule 6.7 to this Agreement, no Proceeding shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

         6.8. Change of Control. No Change of Control shall have occurred between the date hereof and the Closing. As used herein, "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their Affiliates, of in excess of 35% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another Person, unless following such transaction, the holders of the Company's securities continue to hold at least 51% of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses
(i), (ii), (iii) or (iv).

         6.9. Certificate of Incorporation. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company, issued by the Secretary of State of the state where the Company is organized, as of a date within 10 days of the Closing. The Company shall have delivered to each of the Purchasers, or their representatives, acting on behalf of all of the Purchasers, a copy of a certificate evidencing the qualification and good standing of the Company in such other states or jurisdictions where the Company's ownership or operation of its properties or the conduct of its business require the Company to be qualified to do business as a foreign corporation.

         6.10. Compliance Certificate. Should the Closing occur as of a date other than the date of this Agreement, the Company shall have delivered to the Purchasers a certificate of the Company executed by the President of the Company, dated as of the Closing, certifying to the fulfillment of the conditions specified in Section 6 of this Agreement.

         6.11. Secretary's Certificate. The Company shall have delivered to the Purchaser a certificate of the Company executed by the Chief Financial Officer and the Secretary of the Company, dated as of the Closing, certifying (i) resolutions adopted by the Board of Directors of the Company authorizing the execution of the Agreements, the issuance of the Shares, the filing of the Registration Statement, and the transactions contemplated hereby; (ii) the Certificate of Incorporation and Bylaws of the Company, each as amended, and copies of the third party consents, approvals and filings required in connection with the consummation of the transactions contemplated by the Agreements; and
(iii) such other documents relating to the transactions contemplated by the Agreements as the Purchasers may reasonably request.

         6.12. Registration Rights Agreement. The Company and the Purchasers shall have executed, entered into and delivered the Registration Rights Agreement, in substantially the form attached hereto as Exhibit B.

                                                                     SPA Page 13

         6.13. Amendment to Rights Agreement. The Rights Agreement shall have been amended as contemplated in Section 5.10 above.

         6.14. Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by the Agreements as the Purchasers or their counsel may reasonably request.

                                    SECTION 7

                      Conditions to Closing of the Company

         The Company's obligation to sell and issue the Shares and the Warrants at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing of the following conditions:

         7.1. Representations. The representations and warranties made by the Purchasers herein shall be true and correct in all material respects on the dates made and on the date of Closing.

         7.2. Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreements to be performed, satisfied or complied with by such Purchaser at or before the Closing.

         7.3. No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any Governmental Authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

         7.4. Amendment to Rights Agreement. The Rights Agreement shall have been amended as contemplated in Section 5.10 above.

                                    SECTION 8

                                  Miscellaneous

         8.1. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware, without reference to its conflict of laws principles.

         8.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

         8.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided that the rights of the Purchasers to purchase the Securities shall not be assignable without the consent of the Company.

         8.4. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States mail, postage prepaid, by reliable overnight delivery service such as UPS or FedEx, or by facsimile transmission, or otherwise delivered by hand or by messenger, addressed (a) if to any Purchaser, at the Purchaser's address set forth on the Subscription Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any shares, at such address as such holder shall have furnished the Company

                                                                     SPA Page 14
in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to the Company at the address listed below, in each case with a copy to each Purchaser at the address indicated on each Purchaser's Subscription Agreement.

                      Company:

                      Nanophase Technologies Corporation
                      1319 Marquette Drive
                      Romeoville, Illinois  60446
                      Attention:  Joseph Cross

                      with a copy to:

                      Company Counsel:

                      Wildman, Harrold, Allen & Dixon
                      225 West Wacker Drive
                      Suite 3000
                      Chicago, Illinois  60606-1229
                      Attention:  David Weinstein

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered, or if by facsimile transmission, as indicated by the facsimile imprint date.

         8.5. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Purchaser upon any breach or default of the Company under the Agreements shall impair any such right, power or remedy of such Purchaser, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Purchaser of any breach or default under this Agreement, or any waiver on the part of any party hereto of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Purchaser, shall be cumulative and not alternative.

         8.6. Expenses. The Company and the Purchasers shall each bear their own legal and other expenses with respect to this Agreement.

         8.7. Subscription Agreement; Counterparts. Persons may become parties to this Agreement by executing the Subscription Agreement, which may be executed in two or more identical counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Any signature that is delivered by facsimile transmission shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.

         8.8. Severability. In the event that any provision of this Agreement is unenforceable, the remaining provisions shall continue in full force and effect.

                                                                     SPA Page 15

         8.9. Section Headings, etc. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement. As used herein, any gender shall include all other genders, and the singular shall include the plural and vice versa. The terms "include," "including" and similar terms shall mean include without limitation, whether by enumeration or otherwise.

         8.10. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and no other person is intended to or shall have any rights hereunder whether as a third party beneficiary or otherwise.

         8.11. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The obligations of each Purchaser are not conditioned upon the action of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of the Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         8.12. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.13. Confidentiality. All material, non-public information disclosed by the Company to the Purchasers pursuant to this Agreement or otherwise shall be held strictly confidential and used by the Purchasers solely for evaluating purchases of Securities in this Offering, provided this obligation shall not apply to any information that is generally available to the public or becomes available to the public without any disclosure by the Purchasers. The provisions of this Section 8.13 shall not in any way amend or supercede the provisions of any other confidentiality, non-disclosure or similar agreement with the Company to which any Purchaser is bound.

         8.14. Entire Agreement; Amendment. This Agreement, the Registration Rights Agreement, the Subscription Agreement Warrants and the other Operative Documents constitute the entire understanding and agreement between the Purchasers and the Company with regard to the subject matter. Except as expressly provided herein, this Agreement, any of the other Agreements or any term hereof may be amended, modified, waived or discharged only by a written instrument signed by the party waiving any term, condition, or right or remedy that benefits it hereunder.

                                                                     SPA Page 16

                                                                      APPENDIX 1
                                                                 FORM OF WARRANT

                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                        NANOPHASE TECHNOLOGIES CORPORATION

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. NEITHER THESE SECURITIES NOR ANY INTEREST HEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR UPON DELIVERY OF A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, ONLY (1) (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (C) PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (AND IN THE CASE OF (B) OR (C), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (D) TO THE COMPANY, AND (2) IN EACH CASE, IN ACCORDANCE WITH APPLICABLE BLUE SKY LAWS AND THE SECURITIES LAWS OF ANY OTHER APPLICABLE DOMESTIC OR FOREIGN JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT THAT THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE FOREGOING RESALE RESTRICTIONS.

THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER STATE SECURITIES, OR "BLUE SKY," LAWS, AND SUCH SHARES WILL BE RESTRICTED IN THE SAME MANNER AS THESE SECURITIES. SUCH SHARES ARE ENTITLED TO THE BENEFIT OF A REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 8, 2003, BY AND AMONG THE ISSUER AND THE PURCHASERS NAMED THEREIN, THAT COVERS THE RESALE OF THE SHARES ACQUIRED UPON EXERCISE OF THESE WARRANTS. A COPY OF THE REGISTRATION RIGHTS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE ISSUER.

                   DATE OF INITIAL ISSUANCE: SEPTEMBER 8, 2003

         THIS CERTIFIES THAT, for value received, Grace Brothers, Ltd. (the "Holder") is entitled to purchase, subject to the exercise and other provisions of this Warrant, from Nanophase Technologies Corporation, a Delaware corporation (the "Company") at any time on or prior to 5:00 P.M. Eastern Time

                                                                  Warrant Page 1

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on September 7, 2004 (the "Expiration Date"), up to 453,001 shares (as such number of shares may be adjusted in accordance with Section 2 hereof, the "Warrant Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), at any time and from time to time, in whole or in part, at an exercise price per share of $4.415 (subject to adjustment as provided in Section 2 hereof, the "Exercise Price"). This Warrant shall expire on September 7, 2004, and shall become void thereafter.

         WHEREAS, the Company proposes to sell, pursuant to a Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), by and among the Company, the Holder and the other Purchasers named therein, an aggregate of up to 453,001shares of the Company's Common Stock and, as an inducement for the Purchasers to purchase such shares, the Company also proposes to grant to the Purchasers Warrants to purchase an aggregate of up to 453,001 shares of the Company's Common Stock;

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.       Exercise of Warrant.

         1.1. Vesting. The Holder's rights under this Warrant are fully vested as of the date hereof.

         1.2. Exercisability. This Warrant shall be exercisable, in whole or in part, in the discretion of the holder, at any time from the date hereof until the Expiration Date (such period, the "Exercise Period").

         1.3.    Procedure for Exercise of Warrant.

                 (a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, at Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, IL 60446, Facsimile No. (630) 771-0825, Attention: Chief Financial Officer (or at such other address as the Company may hereafter provide), at any time prior to the Expiration Date: (i) a completed and signed Notice of Exercise, as attached hereto; (ii) cash or a certified or official bank check, payable to the order of the Company in the amount of the aggregate Exercise Price for the Warrant Shares being purchased; and (iii) this Warrant. Upon irrevocable payment in good collected funds of the aggregate Exercise Price (rounded up to the nearest cent) for the Warrant Shares being purchased, the Holder shall be deemed to be the holder of record of such Warrant Shares, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Warrant Shares may not then be actually delivered to the Holder.

         (b) The Company shall, as promptly as practicable after completion of the actions specified in Section 1.3(a) above, and in no event later than five (5) business days after the completion of such actions, direct its Common Stock registrar and transfer agent to execute to the Holder a certificate representing the aggregate number of Warrant Shares specified in the Notice of Exercise. Each stock certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the remaining Warrant Shares covered by this Warrant. The Company shall pay all expenses, stock transfer taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates representing Common Stock issued upon exercise of this Warrant.

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         1.4.    Restrictive Legend. Each certificate for Warrant Shares shall contain the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR OTHER DOMESTIC OR FOREIGN JURISDICTION. NEITHER THESE SECURITIES NOR ANY INTEREST HEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR UPON DELIVERY OF A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE FOR SUCH TRANSACTIONS UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, ONLY (1) (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (C) PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (AND IN THE CASE OF (B) OR (C), BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (D) TO THE COMPANY, AND (2) IN EACH CASE, IN ACCORDANCE WITH APPLICABLE BLUE SKY LAWS AND THE SECURITIES LAWS OF ANY OTHER APPLICABLE DOMESTIC OR FOREIGN JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT THAT THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE FOREGOING RESALE RESTRICTIONS.

         THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER STATE SECURITIES, OR "BLUE SKY," LAWS, AND SUCH SHARES WILL BE RESTRICTED IN THE SAME MANNER AS THESE SECURITIES. SUCH SHARES ARE ENTITLED TO THE BENEFIT OF A REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 8, 2003, BY AND AMONG THE ISSUER AND THE PURCHASERS NAMED THEREIN, THAT COVERS THE RESALE OF THE SHARES ACQUIRED UPON EXERCISE OF THESE WARRANTS. A COPY OF THE REGISTRATION RIGHTS AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE ISSUER.

         The certificates shall also bear any additional legends that are required by, or are appropriate with respect to the rules and regulation of, the United States Securities and Exchange Commission (the "SEC") and any applicable state, foreign or other securities or "blue sky" authorities. The Company's transfer agent and registrar will maintain stop transfer instructions on record for the Warrant Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived. Such stop transfer instructions will limit the method of sale of the Warrant Shares, consistent with Rule 144 or other available exemptions from registration under the Securities Act of 1933, as amended. Any transfers

                                                                  Warrant Page 3

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will require an opinion of counsel reasonably satisfactory to the Company and its counsel prior to such transfers.

         1.5. Character of Warrant Shares. The Company represents, warrants and covenants that all Warrant Shares shall be duly authorized, validly issued, and, upon payment of the Exercise Price therefor, fully paid and nonassessable, and free from all taxes, liens, hypothecations, security interests, adverse claims or interests and charges created in respect of the issue thereof.

         1.6 No Fractional Shares. The Company shall have no obligation to issue fractional shares, or scrip representing fractional shares, of its Common Stock under this Warrant, and, to the extent that the Holder would otherwise be entitled to purchase and/or receive fractional shares of Common Stock hereunder, such fractional shares shall instead be disregarded and shall be of no value or consequence.

Section 2.       Certain Adjustments.

         2.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                 (a) establish a record date for the determination of holders of record of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, additional shares of the Company's Common Stock,

                 (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                 (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of Warrant Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive upon or as a result of such event, and (2) the Exercise Price shall be adjusted to equal (x) the Exercise Price multiplied by the Warrant Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (y) the Warrant Shares for which this Warrant is exercisable immediately after such adjustment.

         2.2. Adjustment Procedures. The following provisions shall be applicable to adjustments to be made pursuant to Section 2.1 hereof:

                 (a) When Adjustments to be Made. The adjustments required by this Section 2 shall be made whenever and as often as any event requiring an adjustment shall occur.

                 (b) Fractional Interests. In computing adjustments under this Section 2, fractional interests in the Common Stock shall be taken into account to the nearest 1/10th of a share. In no event, however, shall fractional shares or scrip representing fractional shares be issued upon the exercise of this Warrant.

                 (c) When Adjustment Not Required. If the Company establishes a record date for the determination of the holders of record of the Common Stock for the purpose of entitling such holders to receive a dividend or distribution payable in Common Stock and thereafter and before the distribution to shareholders thereof, legally abandons its plan to pay or deliver such dividend

                                                                  Warrant Page 4

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         or distribution, then no adjustment shall be required by reason of the establishment of such record date and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         2.3. Reorganization, Reclassification, Merger, Consolidation or Share Exchange. If the Company at any time reorganizes or reclassifies the outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or consolidates with, merges into, or effects a share exchange with, another person or entity (where the Company is not the continuing corporation after such transaction) or the Company sells all or substantially all its assets in one or a series of transactions (each, a "Business Combination"), then the Holder shall thereafter be entitled to receive upon the exercise of this Warrant in whole or in part, the same kind and number of shares of stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon such reorganization, reclassification or Business Combination had the Holder exercised this Warrant immediately prior to such reorganization, reclassification or Business Combination (subject to subsequent adjustments under this Section 2), and the Exercise Price shall be adjusted appropriately to reflect such action and adjustment.

    If any such reorganization, reclassification, consolidation, merger or share exchange results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company or its successors and assigns shall, upon distribution to such Holder, consider the Exercise Price to have been paid in full, and in making settlement to such Holder, shall deduct an amount equal to the Exercise Price from the cash amount otherwise payable to such Holder. Notwithstanding anything herein to the contrary, the Company will not effect any such reorganization, reclassification or Business Combination, unless, prior to the consummation thereof, the person or entity that may be required to deliver any stock, securities or other assets upon the exercise of this Warrant shall agree expressly in writing to bound hereby, to perform timely and observe each and every provision of this Warrant and the Registration Rights Agreement, and to deliver such stock, cash, securities or other assets to the Holder.

         2.4. Officer's Certificate. Upon each adjustment of the Exercise Price and the Warrant Shares issuable upon the exercise of this Warrant, and in the event of any change in the rights of the Holder by reason of other events herein set forth, then and in each such case, the Company will promptly prepare a certificate of a responsible officer of the Company, stating the adjusted Exercise Price, the adjusted number of Warrant Shares so issuable, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such certificate to the Holder. Such calculation shall be final and binding on the parties and shall be conclusive evidence of the correctness of the computation with respect to any such adjustment of the Exercise Price and any such change in the number of Warrant Shares so issuable, absent manifest error.

         2.5. Notice of Certain Proposed Actions. In the event the Company shall propose to take any action of the types described in Sections 2.1 or 2.3 above, then the Company shall forward, at the same time and in the same manner, to the Holder such notice and related proxy or other materials, if any, that the Company gives to the holders of the Common Stock. Failure to give such notice, or any defect therein, however, shall not affect the legality or validity of any such action.

Section 3.       Ownership and Transfer.

         3.1. Ownership. The Company may deem and treat the person in whose name this Warrant is registered as the sole Holder and owner hereof (notwithstanding any notations of ownership or writing

                                                                  Warrant Page 5

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hereon made by anyone other than the Company) for all purposes, and the Company shall not be affected by any notice to the contrary until presentation of this Warrant to the Company for registration of transfer.

         3.2. Transfers. Upon the sale, disposition, transfer or conveyance of this Warrant, the purchaser, transferee or other recipient hereof shall, together with the previous Holder hereof, promptly notify the Company of such sale, disposition, transfer or conveyance and shall provide such recipient's name, address and capacity in which this Warrant is held, and present such other information as the Company may reasonably request, and such recipient will thereafter be subject to, and bound by, the terms and provisions of, this Warrant to the same extent as the previous Holder. Nothing in this Section 3.2 is intended to or shall affect the limitations on sales, offers for sale, dispositions and transfers hereunder.

         3.3. Replacement. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and of indemnity or security reasonably satisfactory to it, or upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may reasonably prescribe. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall at any time be presented.

         3.4 Cancellation of Warrant. Any Warrant surrendered upon exercise or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be cancelled and shall not be reissued by the Company; and, except as provided herein in the case of the purchase of less than all of the Warrant Shares pursuant to the third sentence of Section 1.3(b) hereof or in the case of a Warrant surrendered upon a split up, combination, exchange or transfer, no Warrant shall be issued hereunder in lieu of such cancelled Warrant. Any Warrant so cancelled shall be marked cancelled and destroyed by the Company.

         3.5 Expiration of Warrant. This Warrant shall expire on September 7, 2004, and shall become void thereafter.

Section 4.       Miscellaneous.

         4.1. Reservation of Shares. The Company covenants that, at all times during the Exercise Period, it will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Common Stock upon the exercise of this Warrant, as well as for the issuance of Common Stock pursuant to any other outstanding warrants, options or other instruments convertible or exercisable into the Company's Common Stock, and with respect to any employee benefit or similar plans.

         4.2. No Rights as Shareholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a holder of Company Common Stock, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of Company shareholders, prior to exercise of this Warrant and irrevocable payment in good, collected funds of the Exercise Price therefor.

                                                                  Warrant Page 6

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         4.3.    Amendment. This Warrant may only be modified or amended and any provision hereof may only be waived by a writing executed by the Company and the Holder of this Warrant.

         4.4. Successors and Assigns. This Warrant shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereunder, and no other parties are intended to, or shall have any rights hereunder, whether as third party beneficiaries or otherwise.

         4.5. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         4.6. Entire Agreement. The Holder is entitled, with respect to his ownership of this Warrant and/or the Warrant Shares to the benefits of the Purchase Agreement and the Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement"), by and among the Company, the Holder and the other Purchasers named in the Purchase Agreement. Except as otherwise expressly provided herein, this Warrant (including the Purchase Agreement, the Registration Rights Agreement and any other agreements, instruments and other documents referred to herein or therein) constitute the entire agreement among the parties hereto with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral.

         4.7. Headings, etc. The descriptive headings of the articles and sections of this Warrant are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof. As used herein, the singular shall include the plural and vice versa and the terms "include," "included" and "including" shall mean without limitation by way of enumeration or otherwise.

         4.8. Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                         [Signatures on following page.]

                                                                  Warrant Page 7

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         IN WITNESS WHEREOF, the parties have executed or caused their proper officers or officials thereunto duly authorized to execute this Warrant as of the date first written above.


                            THE COMPANY


                            Nanophase Technologies Corporation


                            By:  ________________________________
                                 Joseph Cross, CEO





                            THE HOLDER

                            _____________________________________
                            Name:

                            By:  ________________________________
                                 Name:
                                 Title:

                                                                  Warrant Page 8

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                              NOTICE OF EXERCISE OF
                       WARRANT TO PURCHASE COMMON STOCK OF
                       NANOPHASE TECHNOLOGIES CORPORATION

To:      Nanophase Technologies Corporation
         Attn: Chief Financial Officer

         The undersigned, the registered owner of this Warrant, hereby irrevocably elects to exercise the purchase rights represented thereby for, and to purchase thereunder, _________ shares of Common Stock of Nanophase Technologies Corporation and herewith makes payment of $__________ therefor, and requests that the certificates evidencing such shares be issued in the name of and be delivered to:

         Name:                 _________________________________________

         Address:              _________________________________________

                               _________________________________________

                               _________________________________________

         Social Security or
          Tax I.D. Number:     _________________________________________

and if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

THE UNDERSIGNED ACKNOWLEDGES THAT THIS WARRANT SHALL EXPIRE ON SEPTEMBER 7, 2004, AND SHALL BECOME VOID THEREAFTER.

         IN WITNESS WHEREOF, the undersigned thereunto duly authorized has executed this instrument on the date shown below.

Dated: _________________

                                     THE HOLDER

                                     _____________________________________
                                     Name

                                     By:__________________________________
                                        Name

                                                                  Warrant Page 9

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                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of September 8, 2003, by and among NANOPHASE TECHNOLOGIES CORPORATION, a Delaware corporation (the "Company"), and those persons (the "Purchasers") identified on, and a party to, an executed copy of the Subscription Agreement to which this Agreement is an Exhibit (the "Subscription Agreement").

         This Agreement is made pursuant to the Subscription Agreement and the Stock Purchase Agreement, dated on or about the date hereof, which is an Exhibit to the Subscription Agreement (the "Stock Purchase Agreement"), by and between the Company and the Purchasers, pursuant to which the Company is issuing and selling (i) up to 453,001shares of its common stock, $.01 par value per share (the "Common Stock" or the "Shares") to the Purchasers and (ii) to each Purchaser a warrant to purchase a number of shares of Common Stock equal to 100% of the whole number of shares of Common Stock purchased by each Purchaser therein (a "Warrant").

         The Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants ("Warrant Shares") are referred to herein as the "Securities".

         The Shares are being offered and sold to the Purchasers without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, and the provisions of Rule 506 of Regulation D, promulgated under the Securities Act. In order to induce the Purchasers to enter into the Stock Purchase Agreement, the Company has agreed to provide to the Purchasers (and their direct and indirect permitted transferees, if any) the registration rights set forth in this Agreement with respect to the resale of the Securities. The execution and delivery of this Agreement is a condition to the Closing under the Stock Purchase Agreement. Capitalized terms used but not defined herein shall have the meaning provided in the Stock Purchase Agreement.

         In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    SECTION 1

                               Registration Rights

         1.1. Filing of Form S-3 Resale Registration Statement. As soon as practical and, within thirty (30) business days after the closing under the Stock Purchase Agreement, the Company shall file with the Securities and Exchange Commission (the "SEC" or the "Commission") a registration statement on Form S-3 pursuant to Rule 415 under the Securities Act, or, in the event that Form S-3 is unavailable to the Company, a registration statement on such other SEC Form that is available to the Company (together with any exhibits, amendments or supplements thereto, and any documents incorporated by reference therein, the "Registration Statement"), with respect to the resale of the Shares and Warrant Shares, and any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares or Warrant Shares. The securities described in the preceding sentence are collectively referred to herein as the "Registrable Securities"; provided, that the term "Registrable

                                            Registration Rights Agreement Page 1

Securities" shall not include securities transferred to a person other than a permitted transferee. The Registration Statement may not include securities of the Company other than Registrable Securities.

         1.2. Effectiveness of Registration Statement. The Company shall, subject to Section 6 hereof, use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable and within six (6) months after the date hereof, and shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective from the date such Registration Statement becomes effective until the earlier of (i) the date on which all Securities have been resold under such Registration Statement and (ii) the date on which all Registrable Securities may be resold without restriction or limitation.

         1.3. Supplements; Amendments. Subject to Section 6 hereof, the Company shall supplement or amend the Registration Statement, (i) as required by Form S-3, including, without limitation, the instructions applicable to Form S-3, or by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the rules and regulations promulgated under the Securities Act or the Exchange Act, respectively, and (ii) to include in the Registration Statement any additional securities that become Registrable Securities by operation of the definition thereof. The Company shall furnish to the holders of the Registrable Securities, or their permitted transferees, as appropriate (collectively, the "Holders"), to which the Registration Statement relates copies of any such supplement or amendment sufficiently in advance (but in no event less than five (5) business days in advance) of its use and/or filing with the Commission to allow the Holders a meaningful opportunity to comment thereon with respect to the information contained therein regarding the Holders and any plan for resale of the Registrable Securities. The Holders acknowledge that they have supplied the information regarding themselves and their plan of resale in the Registration Statement to be filed within five (5) business days of the Closing and hereby waive any notice of the initial filing of the Registration Statement, and that such Holders and their successors and assigns will promptly notify the Company of any changes in such information.

                                    SECTION 2

                                    Expenses

         The Company shall pay all expenses, fees and costs incurred in connection with the preparation, filing, distribution and effectiveness of the Registration Statement and any supplements or amendments thereto, whether or not the Registration Statement becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Registration Statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and state securities, or "blue sky," fees and expenses, and the expense of any special audits incident to or required by, or in connection with the filing and effectiveness of the Registration Statement (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company). The Holders shall pay all underwriting fees and discounts, selling commissions, brokerage fees and stock transfer taxes applicable to the Registrable Securities sold by such Holder and the fees and expenses of their counsel, if any.

                                    SECTION 3

                             Registration Procedures

         3.1. Registration. The Company will advise the Holders as to the status of the preparation, filing and effectiveness of the Registration Statement and, at the Company's expense, will do the following:

                                            Registration Rights Agreement Page 2

               (a) furnish to each Holder a copy of the Registration Statement (including all exhibits thereto) and any prospectus forming a part thereof and any amendments and supplements thereto (including all documents incorporated or deemed incorporated by reference therein prior to the effectiveness of the Registration Statement and including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, which documents, other than documents incorporated or deemed incorporated by reference, will be subject to the review of the Holders and any such underwriter for a period of at least three (3) business days, and the Company shall not file the Registration Statement or such prospectus or any amendment or supplement to the Registration Statement or prospectus if any Holder shall reasonably object within three (3) business days after the receipt thereof. A Holder shall be deemed to have reasonably objected to such filing only if the Registration Statement, amendment, prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission with respect to such Holder or its plan of resale;

               (b) furnish to each Holder one conformed copy of the Registration Statement and of each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus forming a part of the Registration Statement (including each preliminary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including, without limitation, documents incorporated or deemed to be incorporated by reference prior to the effectiveness of such Registration Statement, as each of the Holders or any such underwriter, from time to time may reasonably request;

               (c) to the extent practicable, promptly upon the filing of any document that is to be incorporated by reference into the Registration Statement or prospectus forming a part thereof subsequent to the effectiveness thereof, and in any event no later than five (5) business days after such document is filed with the Commission, provide copies of such document to the Holders, if requested, and make representatives of the Company available for discussion of such document and other customary due diligence matters; and provide promptly to the Holders upon request any document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act;

               (d) make available at reasonable times for inspection by the Holders, and any attorney, accountant, financial adviser or other representative (collectively, "Representatives") retained by the Holders, subject to the recipient's prior written agreement to keep such information confidential and not use or disclose it, all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all information reasonably requested by the Holders or their respective Representatives in connection with the preparation, filing and effectiveness of the Registration Statement;

               (e) use its commercially reasonable best efforts (i) to register or qualify all Registrable Securities covered by the Registration Statement under state securities, or "blue sky," laws of such States of the United States of America where required and where an exemption is not available and as the Holders of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as the Registration Statement is required to be effective hereunder, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of the securities to be sold by the Holders in such jurisdictions, consistent with the plan of distribution described in the prospectus included in the Registration Statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a

                                            Registration Rights Agreement Page 3
         foreign corporation in any jurisdiction where it is not so qualified, or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

               (f) use its commercially reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be registered or qualified with or approved by all other applicable Governmental Authorities as may be necessary, in the opinion of counsel to the Company and counsel to the Holders of Registrable Securities, to enable the Holders thereof the consummate the disposition of such Registrable Securities;

               (g) subject to Section 6 hereof, promptly notify each Holder of Registrable Securities covered by the Registration Statement (i) upon discovery that, or upon the occurrence of any event as a result of which, the prospectus forming a part of the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings for that purpose, (iii) of any request by the Commission for (A) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, or (B) supplements to the prospectus forming a part of the Registration Statement, or (C) additional information, or
         (iv) of the receipt by the Company of any notification with respect to the suspension of the registration, qualification or exemption from registration or qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and at the request of any such Holder promptly prepare and file an amendment to the Registration Statement or a supplement to the prospectus as the Company may deem necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and furnish to each Holder a reasonable number of copies of such supplement to, or amendment of, such registration statement and prospectus, and, in the event of a stop order, use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction;

               (h) if reasonably requested by any Holder or if required by law or SEC or other applicable rule or regulation, promptly incorporate in the Registration Statement such appropriate information as the Holder may reasonably request to have included therein by filing a Form 8-K, or filing a supplement to the prospectus, to reflect any change in the information regarding the Holder, and make all required filings with the Commission in respect of any offer or sale of Registrable Securities or any amendment or supplement to the Registration Statement or related prospectus;

               (i) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder and to provide promptly to the Holders upon request

                                            Registration Rights Agreement Page 4
         any document filed by the Company with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act; and

               (j) use its commercially reasonable best efforts to cause all Registrable Securities included in the Registration Statement to be listed on Nasdaq and each securities exchange on which securities of the same class are then listed, or, if not then listed on any securities exchange or Nasdaq, to be eligible for trading in any over-the-counter market or trading system in which securities of the same class are then traded.

                                    SECTION 4

                                 Indemnification

         4.1.  Indemnification by the Company. The Company will indemnify:

               (a)  each of the Holders, as applicable,

               (b) each of the Holder's officers, directors, members and partners, and

               (c) each individual, partnership, joint stock company, corporation, trust, unincorporated organization, government agency or political subdivision (each of the foregoing, a "Person") controlling each of the Holders within the meaning of SEC Rule 405 under the Securities Act, with respect to the Registration Statement, against all expenses, claims, losses, damages and liabilities (or actions, investigations or proceedings in respect thereof) (collectively, a "Claim") arising out of or based on any actual or alleged untrue statement of a material fact, or any omission of a material fact required to be stated therein or necessary in order to make the statements included therein not misleading, contained in the Registration Statement, any prospectus or other offering document (including any related registration statement, notification or the like) incident to the registration, qualification or compliance, or any violation by the Company of the Securities Act or the Exchange Act or any other laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors, members and partners, and each Person controlling each of the Holders, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such Claim; provided, however, that the Company will not be liable in any such case to the extent that any such Claim (i) arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or their Representatives and stated to be specifically for use therein, or (ii) is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any person or entity set forth in subsections (a) through (c) above.

         4.2. Indemnification by the Holders. Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such Registration Statement is being effected, indemnify the Company, each of its directors and officers, and each Person who "controls" the Company within the meaning of SEC Rule 405 under the Securities Act, against all Claims arising out of or based on any actual or alleged untrue statement of a material fact, or any omission or a material fact required to be stated therein or necessary in order to make the statement included or incorporated therein not misleading, contained in the Registration Statement, prospectus, or other offering document made by or on behalf of such Holder, and will reimburse the Company, its directors, officers, partners, members or control

                                            Registration Rights Agreement Page 5

Persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such Claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in the Registration Statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement.

         4.3. Procedures. Each party entitled to indemnification under this Agreement (each, an "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such Claim; provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of one such counsel for all Indemnified Parties shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the investigation or defense of any such Claim shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement or compromise which does not include an unconditional release of the Indemnified Party from all liability in respect to such Claim. Each Indemnified Party shall furnish such information regarding itself or the Claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the investigation and defense of such Claim.

         4.4. Contribution. If the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations; provided, however, that the Company will not be liable in any such case to the extent that any such Claim (i) arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or their Representatives and stated to be specifically for use therein, or (ii) is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of any person or entity set forth in Section 4.1(a) through 4.1(c) above. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and provided that each Holder shall not be required to contribute, in the aggregate, more than the net proceeds received by the Holders from the sale of the Registrable Securities pursuant to the Registration Statement.

                                    SECTION 5

                                            Registration Rights Agreement Page 6

                     Provision of Information by the Holders

         Each of the Holders whose Registrable Securities are included in the Registration Statement shall furnish to the Company such information regarding such Holder as the Company may reasonably request in writing and as shall be reasonably required or advisable in connection with any registration, qualification or compliance referred to in this Agreement, and shall promptly notify the Company if such information becomes incorrect or misleading, or requires amendment or updating. Each of the Holders agrees that the plan of distribution included in any prospectus relating to the Registrable Securities shall be as set forth on Schedule 3 hereto and that such Holder will not resell any Registrable Securities pursuant to the Registration Statement in any manner other than as provided therein or herein. The other information regarding the Holders required for the initial filing of the Registration Statement has been provided by each Holder on the Subscription Agreement. Each Holder represents, warrants and covenants to the Company that the information regarding such Holder that appears in the Subscription Agreement is accurate and complete in all material respects consistent with Commission Regulation S-K, Items 507 and 508. Upon written request from the Company, the Purchaser will confirm promptly the sale of any Shares or Warrant Shares pursuant to Rule 144 or the Registration Statement.

                                    SECTION 6

                             Holdback; Postponement

         Notwithstanding the other provisions of this Agreement, if (a) there is material non-public information regarding the Company which the Company's Board of Directors reasonably and in good faith determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a extraordinary business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar extraordinary transaction not in the ordinary course of business) available to the Company which the Company's Board of Directors reasonably and in good faith determines not to be in the Company's best interest to disclose, then the Company may (upon not less than two trading days prior written notice by same day delivery of fax or hand delivery) postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 45 days, provided that the Company may not postpone or suspend filing or effectiveness of a registration statement for more than 90 days in the aggregate during any 365-day period and there shall be an aggregate of not more than two (2) suspensions during any 365-day period; provided, however that no postponement or suspension shall be permitted for consecutive 45 day periods arising out of the same set of facts, circumstances or transactions.

                                    SECTION 7

                            Rule 144 Reporting, Etc.

         7.1. SEC Reporting Compliance. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, through the second anniversary of this Agreement, the Company will:

                 (a) make and keep "current public information" regarding the Company available, as defined in Commission Rule 144(c) under the Securities Act;

                 (b) use its commercially reasonable best efforts to file with the Commission in a timely manner all SEC Reports and other filings and documents required of the Company under the Securities Act and the Exchange Act and otherwise; and

                                            Registration Rights Agreement Page 7

                 (c) so long as a Holder owns any Registrable Securities, furnish the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements under the Securities Act and the Exchange Act, including compliance with SEC Rule 144(c), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of, or reasonably obtainable by, the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         7.2. Stock Purchase Agreement Covenants. The Company will comply with its covenants under Section 4 of the Stock Purchase Agreement, which are incorporated herein by this reference.

                                    SECTION 8

                                  Miscellaneous

         8.1. Assignment. The registration rights set forth herein may be assigned, in whole or in part, to any transferee of Registrable Securities permitted in accordance with the Stock Purchase Agreement, which transferee, upon registration on the Company's or its transfer agent's books and records as a holder of record of Registrable Securities, shall be considered thereafter to be a Holder (provided that any transferee who is not an affiliate of a Purchaser shall be a Holder only with respect to such Registrable Securities so acquired and any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such Registrable Securities) and shall be bound by all obligations and limitations of this Agreement and the Stock Purchase Agreement.

         8.2. Section Headings. The titles and headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

         8.3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         8.4.  Notices.

                 (a) All communications under this Agreement shall be in writing and shall be delivered by facsimile, by hand, by reliable overnight delivery service such as UPS or FedEx or by registered or certified mail, postage prepaid:

                       (i) if to the Company, to Nanophase Technologies Corporation, 1319 Marquette Drive, Romeoville, Illinois 60446,
                 Facsimile: (630) 771-0825, Attention: Joseph Cross, or at such other address as it may have furnished in writing to the Purchasers;

                       (ii)   if to the Purchasers, at the addresses listed on
                 Schedule 1 hereto, or at such other addresses as may have been furnished the Company in writing.

                 (b) Any notice so addressed shall be deemed to be given (i) if delivered by hand, on the date of such delivery, (ii) if sent by reliable overnight delivery service such as UPS or FedEx, on the first business day following the date of delivery to such service for overnight delivery, (iii) if delivered by facsimile, on the date of such facsimile, or (iv) if mailed by registered or certified mail, on the third business day after the date of such mailing.

                                            Registration Rights Agreement Page 8

         8.5. Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. No other person is intended to or shall have any rights or remedies hereunder, whether as a third part beneficiary or otherwise.

         8.6. Counterparts. Persons may become parties to this Agreement be entering into the Subscription Agreement, which may be executed in one or more identical counterparts, each of which shall be deemed an original and all of which shall be one and the same agreement. Any signature that is delivered by facsimile signature page shall be valid and binding, with the same force and effect as if an original, manually signed counterpart.

         8.7. Remedies. Each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         8.8. Severability. In the event that any provision contained herein is unenforceable, the remaining provisions shall continue in full force and effect.

         8.9. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holders, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any provision hereof, or of any similar breach or default thereafter occurring; nor shall any wavier of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Holder of any breach or default under this Agreement, or any waiver by a Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in the writing, and that all remedies, either under this Agreement, or by law or otherwise afforded to a Holder, shall be cumulative and not alternative.

         8.10. Attorney's Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         8.11. Entire Agreement; Amendment. This Agreement, the Subscription Agreement and the Operative Documents constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior understandings, written or otherwise, among such parties. This Agreement may be amended only in a writing signed by the Company and the Holders of a majority of the then outstanding Registrable Securities.

                                            Registration Rights Agreement Page 9

                                                                    SCHEDULE B-1

                              Plan of Distribution

         Any or all of the shares offered by the selling shareholders may be offered for sale and sold by, or on behalf of, the selling shareholders from time to time in varying amounts, including in block transactions, on the Nasdaq Stock Market, or the over-the-counter market, in privately negotiated transactions, though put or call options transactions relating to the shares, through short sales, or a combination of such methods of sale, at prices prevailing in such market or as may be negotiated at the time of the sale. The shares may be sold by the selling shareholders directly to one or more purchasers, through agents designated from time to time or to or through broker-dealers designated from time to time. In the event the shares are publicly offered through broker-dealers or agents, the selling shareholders may enter into agreements with respect thereto. Such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling shareholders, and any such broker-dealers or agents that participate in the distribution of the shares may be deemed to be underwriters within the meaning of the Securities Act, and any profit on the sale of the shares by them and any discounts and commissions might be deemed to be underwriting discounts or commissions under the Securities Act. Any such broker-dealers and agents may engage in transactions with, and perform services for, the Company. At the time a particular offer of shares is made by the selling shareholders, to the extent required, a prospectus supplement will be distributed which will set forth the aggregate number of shares being offered, and the terms of the offering, including the public offering price thereof, the name or names of any broker-dealers or agents, any discounts, commissions and other items constituting compensation from, and the resulting net proceeds to, the selling shareholders.

         As used herein, "selling shareholders" includes donees and pledgees selling shares received from a named selling shareholder after the date of this prospectus.

         Selling shareholders also may resell all or a portion of the shares in open market transactions in reliance on Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of such rule.

         In order to comply with the securities laws of certain states, sales of shares offered hereby to the public in such states may be made only through broker-dealers who are registered or licensed in such states. Sales of shares offered hereby must also be made by the selling shareholders in compliance with other applicable state securities laws and regulations.

                                           Registration Rights Agreement Page 10